SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 21, 2003
                Date of Report (Date of earliest event reported)

                           SIRENZA MICRODEVICES, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                    000-30615                 77-0073042
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

                  303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021
          (Address of principal executive offices, including zip code)

                                 (303) 327-3030
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

      (c) Exhibits. Furnished pursuant to Item 12.

      99.1  Press release by Sirenza Microdevices, Inc. issued on October 21,
            2003.

Item 9. Regulation FD Disclosure (Information Provided under Item 12--Results of Operations and Financial Condition).

      On October 21, 2003, Sirenza Microdevices, Inc. ("Sirenza") issued a press release announcing its financial results for the fiscal quarter ended September 28, 2003 and certain other information (the "Press Release"). A copy of the Press Release is furnished as Exhibit 99.1 to this report. The information contained in the Press Release is furnished pursuant to Regulation FD and Item 12.

Use of Non-GAAP Financial Information.

      The Press Release discloses three financial measures (net loss and net loss per share calculated to exclude the effects of charges relating to amortization of deferred stock compensation, amortization of acquisition-related intangible assets, relocation and related expenses, restructuring and/or acquired in-process research and development and gross profit calculated to exclude the effects of charges relating to amortization of deferred stock compensation and relocation and related expenses for manufacturing) that are considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Pursuant to the requirements of Regulation G, Sirenza has included in its Press Release a reconciliation of all non-GAAP financial measures disclosed in the Press Release to the most directly comparable GAAP financial measure. Sirenza will either provide an oral reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure during the teleconference call/webcast relating to the Press Release or post a reconciliation of such non-GAAP financial measure on Sirenza's website at www.sirenza.com prior to the teleconference call/webcast.

      As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SIRENZA MICRODEVICES, INC.

                                  By: /s/ Thomas Scannell
                                      ------------------------------------------
                                      Thomas Scannell
                                      Vice President, Finance and Administration
                                      and Chief Financial Officer

Date: October 21, 2003

                           SIRENZA MICRODEVICES, INC.

                            EXHIBIT INDEX TO FORM 8-K


Exhibit
Number                                 Description
=======     ====================================================================

 99.1       Press release by Sirenza Microdevices, Inc. issued on October 21,
            2003.